Exhibit 99.1
Contacts: Sherman Miller, President and CEO
Max P. Bowman,

Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. NAMES
MELANIE BOULDEN TO COMPANY’S BOARD OF DIRECTORS

RIDGELAND, Miss. (August 11,

2025) - Cal-Maine Foods,

Inc. (NASDAQ: CALM) (“Cal-Maine Foods”

or
the

“Company”)

today

announced

that
Melanie

Boulden

was

appointed

to

the

Company’s

Board

of
Directors

as

an

independent

director,

effective

August

11,

2025.

She

will

serve

until

the

2025

Annual
Meeting of Shareholders, after which she will stand for reelection as a Class I Director to serve for a three-
year

term.

Boulden

will

join

the

Compensation,

Audit,

and

Nominating

and

Corporate

Governance
Committees,

effective September 1, 2025.
Boulden

brings

over

25

years

of

experience

in

corporate

marketing

for

leading

global

food

and
consumer brands

to Cal-Maine

Foods.

She served

as Executive

Vice President

and Chief

Growth Officer
for Tyson Foods, Inc. a multinational

protein-focused food company, from

February 2023 to May 2025.

In
this

role,

she

led

innovation,

research

and

development,

consumer

insights

and

analytics,

category
management,

demand

planning,

marketing

communications,

corporate

branding

and

corporate
communications across the

business. Boulden previously

held roles as

Group President,

Prepared Foods of
Tyson

Foods;

Chief

Marketing Officer

of

the

North

America operating

unit

of

The

Coca-Cola

Company,
leading

a

multibillion-dollar

brand

portfolio

consisting

of

more

than

20

brands;

President

of

the

Still
Beverages

business

unit

at

Coca-Cola

North

America,

leading

the

water,

sports

drinks,

tea

and

coffee
businesses;

and

President

and

General

Manager

of

Venturing

and

Emerging

Brands.

Boulden’s

earlier
corporate experience

includes senior

global marketing

roles at

Reebok International,

Ltd., Crayola

LLC,
Kraft Foods Group Inc., and Henkel Consumer Goods, USA.

Boulden currently serves as a member of the board of directors of Adobe Inc. She holds a Bachelor of

Science degree

from Iowa

State University

and a

Master of

Business Administration

degree from

the
University of Iowa with concentrations in finance and marketing.

Dolph Baker, chairman of

the Board of

Directors of Cal-Maine Foods,

stated “We are

delighted to
welcome Melanie

Boulden to

our Board

of Directors

as an

independent director.

As a

seasoned Fortune
500 senior executive

working with leading

global food brands

and consumer goods,

she is an

ideal fit for
Cal-Maine Foods

and our

strategic vision.

As we

continue to

expand our

market reach

and diversify

our
product

portfolio,

we

will

benefit

from

her

extensive

marketing

experience,

brand

development

and
consumer insight.”

Sherman

Miller,

president

and

chief

executive

officer

of

Cal-Maine

Foods,

added

“We

believe
Melanie’s background in prepared foods will be especially invaluable and will support the ongoing growth
and

development

of

our

Meadowcreek

Foods,

Crepini

Foods

and

Echo

Lake

Foods

operations.

Her
impressive history as an

innovative leader focused on

operational excellence aligns

well with our corporate
culture and will complement

the work and experience of

our other board members.

We are confident she
will make an immediate

contribution to our Board

of Directors, and we

look forward to

working together
as we continue to execute our growth strategy.”
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

packaging,

marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised

and

nutritionally

enhanced

eggs,

as

well

as

a

variety

of

egg

products

and

prepared

foods.

The
Company, which

is headquartered

in Ridgeland,

Mississippi, is

the largest

producer and

distributor of

fresh
shell eggs in the nation and sells most of its shell eggs throughout the majority of the United

States.
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